SUPPLEMENT DATED AUGUST 1, 2007

TO THE MARSHALL FUNDS PROSPECTUSES

DATED JUNE 1, 2007

FOR

Advisor Class (Class A)

Investor Class (Class Y)

Information in the Prospectuses regarding the management of the Marshall Mid-Cap Growth Fund and Small-Cap Growth Fund and the Marshall Intermediate Tax-Free Fund under the heading “Portfolio Managers” in the section entitled “Marshall Funds, Inc. Information” is modified as follows:

“The MID-CAP GROWTH FUND and the SMALL-CAP GROWTH FUND are co-managed by Kenneth S. Salmon and Patrick M. Gundlach, who have equal investment decision-making responsibilities with respect to the Funds.  Prior to joining the Adviser in 2000, Mr. Salmon was a senior analyst focused on growth companies at Tucker Anthony Sutro and C.L. King & Associates.  Mr. Salmon graduated cum laude with a B.A. in Economics from State University of New York in Potsdam, New York.  Mr. Gundlach has been a senior analyst for both strategies since 2004.  Previously, he was a research analyst for the Nicholas Company, where he focused on small and mid-cap equities.  He holds a BBA degree and MS degree in Finance from the University of Wisconsin-Madison, where, as a student in the University of Wisconsin’s Applied Securities Analysis Program, he served as portfolio manager, equity analyst and accountant for the Badgerfund, a small-cap domestic equity fund.  He is a member of the CFA Institute and the CFA Society of Milwaukee.”

“The INTERMEDIATE TAX-FREE FUND are co-managed by John D. Boritzke and Duane A. McAllister, who have equal investment decision-making responsibilities with respect to the Fund.  Mr. Bortizke is a vice president-portfolio manager of the Adviser responsible for tax-exempt fixed income portfolio management. He joined the Adviser in November 1983. Since 1985, he has been managing tax-exempt fixed income portfolios and common trust funds of M&I Trust. Mr. Boritzke has been a member of the Adviser’s Fixed Income Policy Group since 1985 and has been the Director of the Group since 1998.  He is a Chartered Financial Analyst and holds an M.B.A. degree and a B.S. degree from Marquette University.  Prior to joining the Adviser in 2007, Mr. McAllister served in investment management positions with Belle Haven Investments, LP, Wells Fargo Funds Management, LLC, Strong Capital Management, AAL Capital Management Co., and The Northern Trust Co.  He holds a B.S. degree from Northern Illinois University, and is a member of the CFA Institute and the CFA Society of Milwaukee.”

Thank you for your investment in the Marshall Funds.  If you have any questions regarding the Marshall Funds, please contact Marshall Investor Services at 1-800-580-3863 (Advisor Class) or 1-800-236-3863 (Investor Class).

Please keep this Prospectus Supplement with your records.